UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to SECTION 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2008

Dyadic International, Inc.
(Exact name of registrant as specified in its charter)

Delaware                          333-102629      45-0486747
(State or other jurisdiction of incorporation)          (Commission File Number)             (IRS Employer Identification No.)

140 Intracoastal Pointe Drive, Suite 404
    Jupiter, Florida  33477
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 743-8333

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)           On March 10, 2008, Richard J. Berman resigned as a member of the Board of Directors (the "Board") of Dyadic International, Inc. (the “Company”) and all committees thereof due to additional time commitments related to his recent appointment as the Chairman and Chief Executive Officer of Morlex, Inc.  Mr. Berman had been a Class I director of the Company, whose term was scheduled to expire at the Company's 2008 annual stockholders meeting.  The Company's annual meeting of stockholders in 2008 is currently the subject of litigation in the Delaware Court of Chancery, as discussed below under Item 8.01.

(d)           On March 14, 2008, the Executive Committee (the "Executive Committee") of the Board elected Wendell H. Adair, Jr. as a Class I director for a term expiring at the Company's 2008 annual stockholders meeting (see the discussion in Item 8.01 below regarding the 211 Action (as defined below)) to fill the vacancy arising as a result of Mr. Berman's resignation.  Upon being elected as a director, Mr. Adair was appointed as a member of the Executive Committee, and the size of the Executive Committee was fixed at four members.  The other members of the Executive Committee are Messrs. Harry Z. Rosengart (Chairman), Stephen J. Warner and Wayne Moor.  Mr. Adair was also appointed as a member and chairman of the Board's Audit Committee and Compensation Committee, and as the Board's lead independent director.  There are no arrangements or understandings between Mr. Adair and any other person pursuant to which Mr. Adair was selected as a director.  In addition, there are no relationships or related transactions between Mr. Adair, the other directors and the Company of the type required to be disclosed under Item 404(a) of Regulation S-K.

Wendell H. Adair, Jr. is a member of M&A Development Company LLC, a real estate development firm.  He is a senior lawyer with 35 years of experience specializing in restructuring and corporate finance.  Until April 2006, he held Senior Partner positions at leading U.S. law firms, including Stroock & Stroock & Lavan LLP from September 1999 to April 2006 and McDermott, Will & Emery from September 1989 to September 1999.  He is currently a member of the board of directors of Atari, Inc., currently serves and has previously served on the boards of private companies and has advised corporate boards with respect to governance, fiduciary duty and financing matters.

Item 8.01.   Other Events.

The Court of Chancery of the State of Delaware has scheduled a hearing for April 8, 2008 relating to the petition previously filed by Mark A. Emalfarb, in his capacity as trustee of the Mark A. Emalfarb Trust, a stockholder of the Company, pursuant to Section 211 of the General Corporation Law of the State of Delaware (the “211 Action”).  By way of background, as previously disclosed in the Company's Current Reports on Form 8-K (filed on November 19, 2007, December 28, 2007 and March 4, 2008), Mr. Emalfarb's petition in the 211 Action seeks an order of the Court directing the Company to call and hold an annual meeting of its stockholders for the election of directors.  The Company does not oppose a court order directing the Company to call and hold an annual meeting of stockholders to elect two directors.  The parties disagree about the number of classes of directors that should be elected at an annual meeting and about the appropriate date for such a meeting, and have recently completed briefing on cross-motions for judgment on the pleadings with respect to those issues.  The Company intends to vigorously pursue its interests in connection with the 211 Action, but no assurance can be given as to the timing, costs to defend or the ultimate outcome of this matter.

The Company has checked the appropriate box on the cover page of this Current Report on Form 8-K (this "8-K Filing"), in order  simultaneously to satisfy the Company's filing obligation, if any, under the provisions regarding soliciting material pursuant to Rule 14a-12 under the Securities Exchange Act of 1934, as amended.  In this connection, the Company notes that certain information included in this 8-K Filing and the exhibits hereto may be deemed to be solicitation material in respect of the election of certain persons who may be nominated for reelection or to replace certain of the Company's directors whose terms have expired.  If the Company remains subject to the proxy rules of the SEC at the time any forms of proxy, consent or authorization are furnished by the Company to stockholders, such forms of proxy, consent or authorization will be accompanied by a definitive proxy statement and/or related materials.  STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ANY SUCH PROXY STATEMENT WHEN AND IF IT BECOMES AVAILABLE SINCE IT WILL CONTAIN IMPORTANT INFORMATION.  Investors and stockholders will be able to obtain such proxy statement/materials, and any other relevant documents, when and if filed with the SEC free of charge at the SEC's website, located at http://www.sec.gov, and the Company's stockholders will receive copies of such documents at an appropriate time from the Company free of charge.  The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company's stockholders in respect of the election of certain persons who may be nominated for reelection or to replace certain of the Company's directors whose terms have expired.  Information regarding the directors and executive officers of the Company is set forth in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006, which was filed with the SEC on April 2, 2007, and Current Reports on Form 8-K subsequently filed with the SEC on April 25, 2007, June 1, 2007, July 9, 2007, September 24, 2007, October 1, 2007, October 24, 2007, November 19, 2007 and March 4, 2008.  This communication does not constitute a request for a proxy.  THIS DISCLAIMER SHALL NOT BE CONSTRUED AS AN ADMISSION BY THE COMPANY THAT THIS COMMUNICATION (OR ANY PORTION OF IT) CONSTITUTES SOLICITATION MATERIAL OR THAT THIS COMMUNICATION (OR ANY PORTION OF IT) IS BEING FURNISHED TO SECURITY HOLDERS UNDER CIRCUMSTANCES CALCULATED TO RESULT IN THE PROCUREMENT, WITHHOLDING OR REVOCATION OF A PROXY OR VOTE ON ANY MATTER.

On March 14, 2008, the Company issued a press release regarding the matters described in this Current Report on Form 8-K. The complete text of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c) The following exhibit is filed with this report:

Exhibit Number	Description of Exhibit
99.1	Press Release of Dyadic International, Inc. dated March 14, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYADIC INTERNATIONAL, INC.

Date: March 14, 2008     By:  /s/ Lisa De La Pointe___
Name: Lisa De La Pointe
Title:	Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release of Dyadic International, Inc. dated March 14, 2008